(iii)

Fidelity Bond Premium Allocations

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Asian Small Companies Portfolio	41.6	0.04%	$ 84.48
Bond Portfolio	1,479.8	1.28%	$ 2,703.36
Boston Income Portfolio	5,162.0	4.46%	$ 9,419.52
CMBS Portfolio	35.1	0.03%	$ 63.36
Currency Income Advantage Portfolio	55.3	0.05%	$ 105.60
Global Dividend Income Fund	435.6	0.38%	$ 802.56
Eaton Vance California Municipal Income Trust	159.8	0.14%	$ 295.68
Eaton Vance Enhanced Equity Income Fund	584.8	0.50%	$ 1,056.00
Eaton Vance Enhanced Equity Income Fund II	699.6	0.60%	$ 1,267.20
Eaton Vance California Municipal Bond Fund	459.0	0.40%	$ 844.80
Eaton Vance California Municipal Bond Fund II	85.1	0.07%	$ 147.84
Eaton Vance Massachusetts Municipal Bond Fund	42.4	0.04%	$ 84.48
Eaton Vance Michigan Municipal Bond Fund	35.8	0.03%	$ 63.36
Eaton Vance Municipal Bond Fund	1,552.9	1.34%	$ 2,830.08
Eaton Vance Municipal Bond Fund II	217.6	0.19%	$ 401.28
Eaton Vance New Jersey Municipal Bond Fund	57.5	0.05%	$ 105.60

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Eaton Vance New York Municipal Bond Fund	362.7	0.31%	$ 654.72
Eaton Vance New York Municipal Bond Fund II	57.0	0.05%	$ 105.60
Eaton Vance Ohio Municipal Bond Fund	52.7	0.05%	$ 105.60
Eaton Vance Pennsylvania Municipal Bond Fund	66.9	0.06%	$ 126.72
Eaton Vance Limited Duration Income Fund	3,148.9	2.72%	$ 5,744.64
Eaton Vance Massachusetts Municipal Income Trust	63.1	0.05%	$ 105.60
Eaton Vance Michigan Municipal Income Trust	48.2	0.04%	$ 84.48
Eaton Vance Municipal Income Trust	466.1	0.40%	$ 844.80
Eaton Vance Municipal Income Term Trust	334.5	0.29%	$ 612.48
Eaton Vance National Municipal Opportunities Trust	391.0	0.34%	$ 718.08
Eaton Vance New Jersey Municipal Income Trust	103.0	0.09%	$ 190.08
Eaton Vance New York Municipal Income Trust	124.4	0.11%	$ 232.32
Eaton Vance Ohio Municipal Income Trust	65.6	0.06%	$ 126.72
Eaton Vance Pennsylvania Municipal Income Trust	59.4	0.05%	$ 105.60
Eaton Vance Risk-Managed Diversified Equity Income Fund	803.3	0.69%	$ 1,457.28
Eaton Vance Short Duration Diversified Income Fund	523.4	0.45%	$ 950.40

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Eaton Vance Senior Floating-Rate Trust	916.1	0.79%	$ 1,668.48
Eaton Vance Senior Income Trust	450.9	0.39%	$ 823.68
Eaton Vance Tax-Advantaged Dividend Income Fund	2,118.1	1.83%	$ 3,864.96
Eaton Vance Floating-Rate Income Trust	1,017.4	0.88%	$ 1,858.56
Eaton Vance Floating Rate Income Plus Fund	238.5	0.21%	$ 443.52
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund	159.2	0.14%	$ 295.68
Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,846.2	1.59%	$ 3,358.08
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	512.3	0.44%	$ 929.28
Eaton Vance Tax-Managed Buy-Write Income Fund	408.6	0.35%	$ 739.20
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	964.2	0.83%	$ 1,752.96
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,874.7	1.62%	$ 3,421.44
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	1,400.2	1.21%	$ 2,555.52
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3,302.4	2.85%	$ 6,019.20
Emerging Markets Local Income Portfolio	456.2	0.39%	$ 823.68
Floating Rate Portfolio	14,907.1	12.81%	$ 27,054.72
Global Macro Absolute Return Advantage Portfolio	1,700.7	1.47%	$ 3,104.64

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Global Macro Capital Opportunities Portfolio	53.2	0.05%	$ 105.60
Global Opportunities Portfolio	601.1	0.52%	$ 1,098.24
Government Obligations Portfolio	694.5	0.60%	$ 1,267.20
Eaton Vance Greater China Growth Fund	134.6	0.12%	$ 253.44
Eaton Vance Multi-Cap Growth Fund	162.2	0.14%	$ 295.68
High Income Opportunities Portfolio	1,080.7	0.93%	$ 1,964.16
International Income Portfolio	705.9	0.61%	$ 1,288.32
Investment Grade Income Portfolio	193.8	0.17%	$ 359.04
Short-Term U.S. Government Portfolio	238.3	0.21%	$ 443.52
Large-Cap Core Research Portfolio	256.2	0.22%	$ 464.64
Large-Cap Growth Portfolio	165.1	0.14%	$ 295.68
Atlanta Capital Focused Growth Fund	194.6	0.17%	$ 359.04
Large-Cap Value Portfolio	5,183.7	4.47%	$ 9,440.64
MSAM Completion Portfolio	10.6	0.01%	$ 21.12
MSAR Completion Portfolio	95.3	0.08%	$ 168.96
Parametric Market Neutral Portfolio	3.8	0.00%	$ 0.00

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Senior Debt Portfolio	8,885.1	7.67%	$ 16,199.04
Short Duration High Income Portfolio	58.4	0.05%	$ 105.60
SMID-Cap Portfolio	5,773.1	4.98%	$ 10,517.76
Greater India Portfolio	277.0	0.24%	$ 506.88
Global Macro Portfolio	4,612.0	3.98%	$ 8,405.76
Tax-Managed Growth Portfolio	9,900.3	8.55%	$ 18,057.60
Tax-Managed International Equity Portfolio	117.9	0.10%	$ 211.20
Tax-Managed Multi-Cap Growth Portfolio	115.9	0.10%	$ 211.20
Tax-Managed Small-Cap Portfolio	152.5	0.13%	$ 274.56
Tax-Managed Small-Cap Value Portfolio	82.4	0.07%	$ 147.84
Tax-Managed Value Portfolio	764.7	0.66%	$ 1,393.92
Dividend Builder Portfolio	1,070.0	0.92%	$ 1,943.04
Worldwide Health Sciences Portfolio	1,488.7	1.29%	$ 2,724.48
Eaton Vance Focused Growth Opportunities Fund	24.3	0.02%	$ 42.24
Eaton Vance Atlanta Capital Select Equity Fund	106.5	0.09%	$ 190.08
Eaton Vance Focused Value Opportunities Fund	23.7	0.02%	$ 42.24

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Eaton Vance Global Natural Resources Fund	9.3	0.01%	$ 21.12
Eaton Vance Richard Bernstein All Asset Strategy Fund	438.5	0.38%	$ 802.56
Eaton Vance Richard Bernstein Equity Strategy Fund	1,182.7	1.02%	$ 2,154.24
Parametric Tax-Managed Emerging Markets Fund	4,026.4	3.48%	$ 7,349.76
Arizona Municipal Income Fund	68.5	0.06%	$ 126.72
California Municipal Income Fund	155.0	0.13%	$ 274.56
Connecticut Municipal Income Fund	93.7	0.08%	$ 168.96
Georgia Municipal Income Fund	57.7	0.05%	$ 105.60
Maryland Municipal Income Fund	69.9	0.06%	$ 126.72
Massachusetts Municipal Income Fund	159.0	0.14%	$ 295.68
Minnesota Municipal Income Fund	111.7	0.10%	$ 211.20
Missouri Municipal Income Fund	74.8	0.06%	$ 126.72
National Municipal Income Fund	3,498.6	3.02%	$ 6,378.24
Municipal Opportunities Fund	66.3	0.06%	$ 126.72
New Jersey Municipal Income Fund	180.6	0.16%	$ 337.92
New York Municipal Income Fund	329.6	0.28%	$ 591.36

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
North Carolina Municipal Income Fund	113.4	0.10%	$ 211.20
Ohio Municipal Income Fund	160.8	0.14%	$ 295.68
Oregon Municipal Income Fund	116.2	0.10%	$ 211.20
Pennsylvania Municipal Income Fund	222.6	0.19%	$ 401.28
South Carolina Municipal Income Fund	122.7	0.11%	$ 232.32
Virginia Municipal Income Fund	87.2	0.08%	$ 168.96
Eaton Vance Floating-Rate Municipal Income Fund	83.4	0.07%	$ 147.84
Massachusetts Limited Maturity Municipal Income Fund	64.6	0.06%	$ 126.72
National Limited Maturity Municipal Income Fund	623.1	0.54%	$ 1,140.48
New York Limited Maturity Municipal Income Fund	88.0	0.08%	$ 168.96
High Yield Municipal Income Fund	859.9	0.74%	$ 1,562.88
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	621.0	0.54%	$ 1,140.48
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	326.5	0.28%	$ 591.36
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	20.7	0.02%	$ 42.24
Eaton Vance AMT-Free Municipal Income Fund	344.6	0.30%	$ 633.60
Eaton Vance Build America Bond Fund	47.6	0.04%	$ 84.48

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Parametric Emerging Markets Fund	5,160.9	4.46%	$ 9,419.52
Parametric International Equity Fund	100.3	0.09%	$ 190.08
Parametric Commodity Strategy Fund	98.9	0.09%	$ 190.08
Eaton Vance Tax-Managed Global Dividend Income Fund	980.0	0.85%	$ 1,795.20
Eaton Vance Atlanta Capital Horizon Growth Fund	36.5	0.03%	$ 63.36
Eaton Vance U.S. Government Money Market Fund	116.0	0.10%	$ 211.20
Eaton Vance Commodity Strategy Fund	403.6	0.35%	$ 739.20
Parametric Absolute Return Fund	39.7	0.03%	$ 63.36
Eaton Vance Real Estate Fund	33.2	0.03%	$ 63.36
Eaton Vance Risk-Managed Equity Option Fund	36.0	0.03%	$ 63.36
Eaton Vance Small-Cap Fund	196.5	0.17%	$ 359.04
Eaton Vance Special Equities Fund	60.2	0.05%	$ 105.60
Eaton Vance Small-Cap Value Fund	44.6	0.04%	$ 84.48
Eaton Vance VT Floating-Rate Income Fund	662.6	0.57%	$ 1,203.84
Eaton Vance VT Large-Cap Value Fund	6.5	0.01%	$ 21.12

	Gross Assets
	(in millions	Percentage	Premium
	000,000 omitted)	Allocation	Allocation
Eaton Vance Hexavest Emerging Markets Equity Fund	6.9	0.01%	$ 21.12
Eaton Vance Hexavest Global Equity Fund	55.6	0.05%	$ 105.60
Eaton Vance Hexavest International Equity Fund	9.2	0.01%	$ 21.12
Eaton Vance Hexavest U.S. Equity Fund	2.1	0.00%	$ 0.00
Parametric Global Small-Cap Fund	6.3	0.01%	$ 21.12
Eaton Vance Institutional Emerging Markets Local Debt Fund	50.6	0.04%	$ 84.48
Parametric Balanced Risk Fund	22.9	0.02%	$ 42.24
Parametric Emerging Markets Core Fund	11.1	0.01%	$ 21.12
Parametric Dividend Income Fund	3.3	0.00%	$ 0.00
Totals	$ 115,841.10	100.00%	$ 211,200.00